Exhibit 99.1

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

COEPTIS THERAPEUTICS HOLDINGS, INC.

The undersigned, David Mehalick, does hereby certify that:

1. He is the Chief Executive Officer of Coeptis Therapeutics Holdings, Inc., a Delaware corporation (the “Company”).

2. The Company is authorized to issue 10,000,000 shares of preferred stock.

3.       The following resolutions were duly adopted by the board of directors of the Company (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Company (the “Certificate of Incorporation”) provides for a class of its authorized stock known as preferred stock, consisting of 10,000,000 shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized, without further stockholder approval, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 10,000 shares of the preferred stock which the Corporation has the authority to issue as Series A Convertible Preferred Stock, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF SERIES A PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(b).

“Attribution Parties” shall have the meaning set forth in Section 6(e).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day except Saturday, Sunday, and any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

“Certificate of Designations” means this Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Conversion Date” shall have the meaning set forth in Section 6(d).

“Conversion Price” means $0.40, subject to adjustment as set forth in Section 7.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

“Effective Date” means the date that this Certificate of Designation is filed with the Secretary of State of Delaware.

“Fundamental Transaction” shall have the meaning set forth in Section 7(b).

“Holder” shall mean an owner of shares of Series A Preferred Stock.

“Junior Securities” shall be the Common Stock and any other class or series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series A Preferred Stock.

“Liquidation” shall have the meaning set forth in Section 5.

“Mandatory Conversion” shall have the meaning set forth in Section 6(b).

“Mandatory Conversion Date” shall have the meaning set forth in Section 6(b).

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“Notice of Conversion” shall have the meaning set forth in Section 6(d).

“Person” means an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Primary Market Limitation” shall have the meaning set forth in Section 6(e).

“Series A Preferred Stock” shall have the meaning set forth in Section 2.

“Stated Value” means $1,000 per share of Series A Preferred Stock.

“Subscription Agreement” means, with respect to each Holder, the subscription agreement between the Company and the original Holder related to the investment in Series A Preferred Stock.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB, OTCQX or OTCPink (or any successors to any of the foregoing.

Section 2. Designation and Authorized Shares. The series of preferred stock designated by this Certificate shall be designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 10,000; provided, however, the Company may increase or decrease the number of shares of Series A Preferred Stock that has been designated solely by action of the Company’s Board of Directors and no further consent of the Holders is required. The Series A Preferred Stock shall not be redeemed for cash and under no circumstances shall the Company be required to net cash settle the Series A Preferred Stock.

Section 3. Dividends. The Holders will be entitled to receive, on any outstanding shares of Series A Preferred Stock held by such Holders, dividends equal, on an as-if-converted to shares of Common Stock basis (it being agreed and understood that in so calculating the number of shares of Series A Preferred Stock on which a Holder will receive dividends, the Beneficial Ownership Limitation shall be applied in accordance with Section 6(e)(ii) and the Primary Market Limitation shall be applied in accordance with Section 6(e)(i)), to and in the same form as dividends actually paid on shares of the Common Stock when, as, and if such dividends are paid on shares of the Common Stock. Notwithstanding the foregoing, in the event that some, but not all, of the outstanding shares of Series A Preferred Stock have been converted into shares of Common Stock in an amount in the aggregate from time to time equal to the Primary Market Limitation, and after such conversion shares of Series A Preferred Stock remain outstanding and the Primary Market Limitation is in effect, such shares of Series A Preferred Stock that remain outstanding shall not, until such time as stockholder approval (if required) has been obtained, participate in dividends from and after such date shares of Series A Preferred Stock have been converted into shares of Common Stock in an amount in the aggregate from time to time equal to the Primary Market Limitation.

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Section 4. Voting Rights. On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each Holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (it being agreed and understood that in so calculating the number of votes, the Beneficial Ownership Limitation shall be applied in accordance with Section 6(e)(ii) and the Primary Market Limitation shall be applied in accordance with Section 6(e)(i)). Except as provided by law or by the other provisions of the Certificate of Incorporation, Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class. The Holders shall be entitled to the same notice of any regular or special meeting of the stockholders as may or shall be given to holders of Common Stock entitled to vote at such meetings. As long as any shares of Series A Preferred Stock are outstanding, the Company may not, without the affirmative vote of the Holders of the majority of the then outstanding shares of the Series A Preferred Stock, amend, alter or repeal any provision of this Certificate of Designations in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock. Notwithstanding the foregoing, in the event that some, but not all, of the outstanding shares of Series A Preferred Stock have been converted into shares of Common Stock in an amount in the aggregate from time to time equal to the Primary Market Limitation, and after such conversion shares of Series A Preferred Stock remain outstanding, such shares of Series A Preferred Stock that remain outstanding shall not, until such time as stockholder approval (if required) has been obtained, have any voting rights from and after such date shares of Series A Preferred Stock have been converted into shares of Common Stock in an amount in the aggregate from time to time equal to the Primary Market Limitation.

Section 5. Liquidation.

(a)               The Series A Preferred Stock shall with respect to distributions of assets and rights upon the occurrence of a Liquidation, rank (i) senior to the Junior Securities of the Company and (ii) senior to each other class of series of capital stock of the Company hereafter created which does not expressly rank pari passu with or senior to the Series A Preferred Stock. Upon any liquidation, dissolution or winding-up of the Company (“Liquidation”), the Holders of Series A Preferred Stock will be entitled to be paid for each share of Series A Preferred Stock held thereby, out of but only to the extent the assets of the Company are legally available for distribution to its stockholders, an amount equal to the greater of (i) Stated Value per share (as adjusted for stock splits, stock dividends, combinations or other recapitalizations of the Series A Preferred Stock), plus any accrued but unpaid dividends before any distribution or payment may be made to the holders of any Junior Stock and (ii) the amount that each Holder would receive on an as-converted basis if the Series A Stock were converted into Common Stock immediately prior to the consummation of the Liquidation. If the assets of the Company available for distribution to holders of Series A Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Series A Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

(b)               After the Holders of all series of Series A Preferred Stock shall have been paid in full the amounts to which they are entitled in paragraph 5(a), the shares of Series A Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Company.

Section 6. Conversion.

(a)               Conversions at Option of Holder(s).

(i)                 In the event that approval of the stockholders is required by the applicable rules of the applicable Trading Market for issuances of Common Stock in excess of the Primary Market Limitation, and the Company has not obtained such approval, until such approval has been obtained (i) the Series A Preferred Stock may only be converted as a group and (ii) only so many outstanding shares of Series A Preferred Stock as would not result in the issuance of shares of Common Stock in excess of the Primary Market Limitation may be converted into shares of Common Stock, and any such shares of Series A Preferred Stock that are not converted as a result thereof shall remain outstanding. In the event some, but not all, of the Series A Preferred Stock is converted into Common Stock as contemplated in this Section 6(a)(i), each Holder converting shares of Series A Preferred Stock into Common Stock shall only be able to convert such Holder’s pro rata share as determined in accordance with Section 6(e). Any conversion of Series A Preferred Stock shall be without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value of the portion of the Series Preferred being converted by the Conversion Price in effect on the Conversion Date.

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(ii)              In the event that approval of the stockholders is not required by the applicable rules of the applicable Trading Market for issuances of Common Stock in excess of the Primary Market Limitation, or if such approval has been obtained, then each share of Series A Preferred Stock shall be convertible, at the option of the Holder thereof, at any time and from time to time, and without the payment of additional consideration by such Holder, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value by the Conversion Price in effect on the Conversion Date.

(b)               Mandatory Conversion. Subject to Section 6(e) and the restrictions contained in this Section 6(b), in the event that the Company consummates a private or public offering of its equity securities in which offering the Company realizes gross proceeds of at least $20,000,000, then the outstanding shares of Series A Preferred Stock (or the applicable portion thereof based on the restrictions provided herein) outstanding on the closing date of such offering (the “Mandatory Conversion Date”) shall automatically convert into shares of Common Stock as of immediately following the closing of such offering (a “Mandatory Conversion”); provided that:

(i)                 In the event that approval of the stockholders is required by the applicable rules of the applicable Trading Market for issuances of Common Stock in excess of the Primary Market Limitation , and the Company has not obtained such approval, then only such outstanding shares of Series A Preferred Stock as will not result in the issuance of shares of Common Stock in excess of the Primary Market Limitation shall convert into such number of shares of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value of the Series A Preferred Stock being converted by the Conversion Price in effect on the Mandatory Conversion Date (with such shares of Series A Preferred Stock being converted into Common Stock to be ratably allocated among the Holders based on their respective pro rata share as determined in accordance with Section 6(e)), and any such shares of Series A Preferred Stock as are not converted shall remain outstanding; provided further, that once any required approval is obtained, the remaining shares of Series A Preferred Stock will automatically convert at such time into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value of such shares of Series A Preferred Stock by the Conversion Price in effect on the Mandatory Conversion Date;

(ii)              In the event that approval of the stockholders is not required by the applicable rules of the applicable Trading Market for issuances of Common Stock in excess of the Primary Market Limitation, then on the Mandatory Conversion Date all shares of Series A Preferred Stock shall convert automatically into such number of shares of fully paid and non-assessable shares of Common Stock as is determined by dividing the Stated Value of the Series A Preferred Stock being converted by the Conversion Price in effect on the Mandatory Conversion Date; and

(iii)            Within three Business Days following the Mandatory Conversion Date, the Company shall deliver to each Holder a certified statement that confirms to the applicable Holder the number of Conversion Shares that have been issued to such Holder (such issuance to be in book entry format unless otherwise determined by the Company) upon conversion of such Holder’s Series A Preferred Stock, and the share of Series A Preferred Stock or portion thereof that have been converted shall be automatically cancelled.

(c)               Conversion Shares. The aggregate number of Conversion Shares which the Company shall issue upon conversion of Series A Preferred Stock (whether pursuant to Section 6(a) or 6(b)) will be equal to the number of shares of Series A Preferred Stock to be converted, multiplied by the Stated Value, divided by the Conversion Price in effect at the time of the conversion.

(d)               Mechanics of Conversion

(i)                 Notice of Conversion at the Option of Holder. In order for a Holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall, in addition to complying with the terms of Section 6(a)(i) or 6(a)(ii), as applicable, (a) provide written notice (“Notice of Conversion”) to the Company’s transfer agent at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Company if the Company serves as its own transfer agent) that such Holder elects to convert all or any number of such holder’s shares of Series A Preferred Stock and (b), if such Holder’s shares are certificated, surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and an indemnity bond in a form acceptable to the Company’s transfer agent, or if the Company acts as its own transfer agent, an agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Company if the Company serves as its own transfer agent). Such notice shall state such Holder’s name or the names of the nominees in which such Holder wishes the shares of Common Stock to be issued. If required by the Company, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his, her or its attorney duly authorized in writing. Assuming compliance with the terms of Section 6(a)(i) or 6(a)(ii), as applicable, the close of business on the date of receipt by the transfer agent (or by the Company if the Company serves as its own transfer agent) of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the date of conversion (the “Conversion Date”), and the Conversion Shares issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date.

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(e)               Primary Market Limitation; Beneficial Ownership Limitation.

(i)                 Unless the approval of the Company’s stockholders is not required by the applicable rules of the applicable Trading Market for issuances of Common Stock in excess of the Primary Market Limitation, or the Company has obtained such approval, the Company shall not effect any conversion of the outstanding shares of Series A Preferred Stock, including, without limitation, a Mandatory Conversion, and a Holder shall not have the right to receive dividends hereunder or convert any portion of its Series A Preferred Stock, to the extent that, after giving effect to the receipt of dividends hereunder or the conversion of Series A Preferred hereunder as provided for herein, the Holder would have received in respect of its shares of Series A Preferred Stock in excess of its pro rata share of the Primary Market Limitation. For purposes of the foregoing sentence, a Holder’s pro rata share of the Primary Market Limitation shall be equal to (i) the number of shares of Series A Preferred Stock in the aggregate acquired by such Holder divided by (ii) the number of shares of Series A Preferred Stock in the aggregate acquired by all Holders and all other securities aggregated with the Series A Preferred Stock for the purposes of the applicable rules of the applicable Trading Market. The “Primary Market Limitation” shall be an amount equal to 19.99% of the number of shares of the Common Stock outstanding immediately before the first sale of Series A Preferred Stock (or the first sale of any other securities aggregated with the Series A Preferred Stock for the purposes of the applicable rules of the applicable Trading Market, if earlier). The limitations contained in this paragraph shall apply to a successor Holder of the Series A Preferred Stock.

(ii)              In addition to the restrictions related to the Primary Market Limitation contained herein, no Holder may convert any outstanding shares of Series A Preferred Stock to the extent that, after giving effect to such conversion of such shares of Series A Preferred Stock, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”) would beneficially own in excess of 19.99% of the number of shares of the Common Stock or the Company’s voting power and such ownership or voting power would be the largest ownership position outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of such Series A Preferred Stock held by the applicable Holder and the Attribution Parties (the “Beneficial Ownership Limitation”). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder, the Attribution Parties and their respective Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted shares of Series A Preferred Stock beneficially owned by such Holder and its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series A Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(e)(ii) applies, the determination of whether the Series A Preferred Stock is convertible (in relation to other securities owned by such Holder together with any of such Holder’s Affiliates and Attribution Parties) and of how many shares of Series A Preferred Stock are convertible shall be in the sole discretion of the Company based on the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e)(ii), in determining the number of outstanding shares of Common Stock or voting power, the Company will rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder (which may be via email), the Corporation shall, within two Trading Days, confirm in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder of Series A Preferred Stock.

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(f)                Delivery of Certificate Upon Conversion. Not later than three Business Days after each Conversion Date, the Company shall deliver to the applicable Holder or to his, her or its nominees, a certified statement that confirms to the applicable Holder or to his, her or its nominees the number of Conversion Shares that have been issued (such issuance to be in book entry format unless otherwise determined by the Company) upon conversion of such Holder’s Series A Preferred Stock, and the shares of Series A Preferred Stock or portion thereof that have been converted shall be automatically cancelled.

(g)               Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Preferred Stock, not less than such aggregate number of shares of the Common Stock as are issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

(h)               Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion the Series A Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to purchase or be issued upon such conversion, the Company shall round up to the next whole share of Common Stock.

Section 7. Certain Adjustments.

(a)               Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator will be the number of shares of Common Stock, or in the event that clause (D) of this Section 7(a) will apply shares of reclassified capital stock, outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)               Fundamental Transaction. If, at any time while the Series A Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, or (C) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Series A Preferred Stock, the Holders shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall adjust the Conversion Price in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration they receive upon any conversion of the Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(b) and ensuring that the Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

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(c)               Calculations. All calculations under this Section 7 will be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d)               Notice to the Holders. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 8. Miscellaneous.

(a)               Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Subscription Agreement or address as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally or sent by a nationally recognized overnight courier service, or by facsimile or e-mail, addressed to each Holder at the address of such Holder such forth in the Subscription Agreement or appearing on the books of the Company, or if no such address appears in the Subscription Agreement or on the books of the Company, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or upon actual receipt by the party.

(b)               Lost or Mutilated Series A Preferred Stock Certificate. If a Holder alleges that such Holder’s Series A Preferred Stock certificate has been lost, stolen or destroyed, the Company will only be obligated to issue a replacement certificate if the Holder delivers to the transfer agent, or the Company, as applicable: (i) a lost certificate affidavit; (ii) an indemnity bond in a form acceptable to the Company’s transfer agent, or if the Company acts as its own transfer agent, an agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate; and (iii) any other documentation that the transfer agent or the Company, if the Company acts as its own transfer agent, may reasonably require.

(c)               Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing.

(d)               Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any dividend or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(e)               Status of Converted Series A Preferred Stock. If any shares of Series A Preferred Stock shall be converted or reacquired by the Company, such shares shall resume the status of authorized but unissued Series A Preferred Stock.

(f)                Assignment. The holders of the Series A Preferred Stock may not assign, transfer or sell the Series A Preferred Stock held by such holder or the rights under this Certificate of Designation without the prior written consent of the Company.

[Signature page follows]

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IN WITNESS WHEREOF, this Certificate of Designation has been executed by a duly authorized officer of the Company as of this 14th day of June, 2024.

/s/ David Mehalick______________________
Name: David Mehalick

Title: Chief Executive Officer

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